U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:    May 5, 1997
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                       LEXICO ENERGY EXPLORATION, INC.
          --------------------------------------------------------
           (Exact name of registrant as specified in its charter)


   Colorado                                               84-1080261
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(State or other jurisdiction                         (IRS Employer
  of incorporation)                                   Identification No.)


                      12835 E. Arapahoe Rd, Bldg 1, Ste 200
                           Englewood, Colorado  80112
                      ---------------------------------
                   (Address of principal executive offices)


Issuer's telephone number, including area code:   (303)805-8918
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Item 4.  Changes in Registrant's Certifying Accountants

In May of 1996 the Board of Directors approved the engagement of Ronald
R. Chadwick, P.C., 3025 S. Parker Road, Ste 109, Aurora, Colorado 80014, as its independent auditor for the fiscal years ended September 30, 1995 and 1996.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                        LEXICO ENERGY EXPLORATION, INC.
                                        -----------------------------
                                               (Registrant)


Date:  May 5, 1997                              Lex Dolton
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                                                (Signature)
                                           Lex Dolton, President